Exhibit 10.1






                          THIRD AMENDMENT AND WAIVER TO
                      AMENDED AND RESTATED CREDIT AGREEMENT


                            Dated as of June 13, 2003


                                      Among


                         BOOTH CREEK SKI HOLDINGS, INC.
                              TRIMONT LAND COMPANY
                              SIERRA-AT-TAHOE, INC.
                        BOOTH CREEK SKI ACQUISITION CORP.
                       WATERVILLE VALLEY SKI RESORT, INC.
                         MOUNT CRANMORE SKI RESORT, INC.
                                 SKI LIFTS, INC.
                               LMRC HOLDING CORP.
                      LOON MOUNTAIN RECREATION CORPORATION
                               LOON REALTY CORP.,
                                  as Borrowers,


                                  DRE, L.L.C.,
                                  as Guarantor


                            THE LENDERS PARTY HERETO,
                                   as Lenders


                                       and


                              FLEET NATIONAL BANK,
                            as Agent for the Lenders

                          THIRD AMENDMENT AND WAIVER TO
                      AMENDED AND RESTATED CREDIT AGREEMENT


     This THIRD AMENDMENT AND WAIVER TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Third Amendment and Waiver") is entered into as of June 13, 2003 by and among BOOTH CREEK SKI HOLDINGS, INC., a Delaware corporation (together with its successors and assigns, "BCS Holdings"), BOOTH CREEK SKI ACQUISITION CORP., a Delaware corporation (together with its successors and assigns, "BCS Acquisition"), TRIMONT LAND COMPANY, a California corporation (together with its successors and assigns, "TLC"), SIERRA-AT-TAHOE, INC., a Delaware corporation (together with its successors and assigns, "Sierra-at-Tahoe"), WATERVILLE VALLEY SKI RESORT, INC., a Delaware corporation (together with its successors and assigns, "Waterville"), MOUNT CRANMORE SKI RESORT, INC., a Delaware corporation (together with its successors and assigns, "Cranmore"), SKI LIFTS, INC., a Washington corporation (together with its successors and assigns, "Ski Lifts"), LMRC HOLDING CORP., a Delaware corporation (together with its successors and assigns, "LMRC Holding"), LOON MOUNTAIN RECREATION CORPORATION, a New Hampshire corporation (together with its successors and assigns, "Loon"), and LOON REALTY CORP., a New Hampshire corporation (together with its successors and assigns, "Loon Realty," and together with BCS Holdings, BCS Acquisition, TLC, Sierra-at-Tahoe, Waterville, Cranmore, Ski Lifts, LMRC Holding and Loon, the "Borrowers", and each a "Borrower"), as borrowers, DRE, L.L.C., a Delaware limited liability company (together with its successors and assigns, the "Guarantor"), as guarantor, the lenders from time to time party to the Credit Agreement described below (the "Lenders"), and FLEET NATIONAL BANK (f/k/a BankBoston, N.A.), as agent (the "Agent") for itself and the other Lenders.

                                    Recitals

     WHEREAS, the Borrowers, the Guarantor, the Lenders and the Agent are parties to an Amended and Restated Credit Agreement dated as of March 15, 2002 (as amended, supplemented or otherwise modified through the date of this Third Amendment and Waiver, the "Credit Agreement").

     WHEREAS, the Borrowers, the Guarantor, the Lenders and the Agent desire to amend the Credit Agreement and grant a limited waiver to the Borrowers and the Guarantor in connection with certain of the covenants and obligations of the Borrowers and the Guarantors on the terms and conditions set forth herein.

     NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged and subject to the conditions to effectiveness specified in Section 4, the Borrowers, the Guarantor, the Lenders and the Agent hereby amend the Credit Agreement and agree as follows:

     Section 1. Definitions.

     (a) All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.

     (b) Section 1.2 of the Credit Agreement is hereby amended to add the new definition of " "Third Amendment and Waiver" in alphabetical order, as follows:

          "Third Amendment and Waiver' means that certain Third Amendment and Waiver to Amended and Restated Credit Agreement dated as of June 13, 2003 by and among the Borrowers, the Guarantor, the Lenders and the Agent."

     Section 2. Amendments

     (a) Section 5.5 of the Credit Agreement is hereby amended by deleting paragraphs (a), (b) and (c) thereof in their entirety and substituting therefor the following:



               "(a) Minimum Consolidated Resort EBITDA. The Loan Parties and their Subsidiaries shall earn Consolidated Resort EBITDA for any four consecutive fiscal quarter period ending during each period set forth below of not less than the amount set forth opposite such period:



                           Period                   Minimum Resort EBITDA
                           ------                   ------- ------ ------

          May 2, 2003 through January 30, 2004           $19,000,000
          ---------------------------------------------------------------

          January 31, 2004 through January 28, 2005      $23,500,000
          ---------------------------------------------------------------

          January 29, 2005 and thereafter                $26,500,000"
          ---------------------------------------------------------------


               "(b) Ratio of Consolidated EBITDA to Consolidated Debt Service. The Loan Parties and their Subsidiaries shall maintain as of the end of each fiscal quarter for the four consecutive fiscal quarter period ending on such date a ratio of (i) Consolidated EBITDA, less Sustaining Capital Expenditures, less cash income taxes actually paid during such period to (ii) Consolidated Debt Service of not less than the ratio for each four-quarter period ending on the date or during any period set forth below:


                           Period                   Maximum Ratio
                           ------                   ------- -----

          May 2, 2003                                  1 to 1
          ---------------------------------------------------------------

          May 3, 2003 through August 1, 2003           .75 to 1
          ---------------------------------------------------------------

          August 2, 2003 through October 31, 2003      1 to 1
          ---------------------------------------------------------------

          November 1, 2003 through January 30, 2004    1.1 to 1
          ---------------------------------------------------------------

          January 31, 2004 through January 28, 2005    1.2 to 1
          ---------------------------------------------------------------

          January 29, 2005 and thereafter              1.3 to 1"
          ---------------------------------------------------------------

               "(c) Adjusted   Consolidated   Leverage   Ratio.   The   Adjusted
                    Consolidated Leverage Ratio of the Loan Parties at all times shall not exceed the ratio set forth below opposite such period:


                      Leverage Ratio Period       Adjusted Leverage Ratio
                      -------- ----- ------       -------- -------- -----

          Closing Date through August 1, 2003          .55:1
          ---------------------------------------------------------------

          August 2, 2003 through October 31, 2003      .65:1
          ---------------------------------------------------------------

          November 1, 2003 through October 29, 2004    .55:1
          ---------------------------------------------------------------

          October 30, 2004 through October 28, 2005    .50:1
          ---------------------------------------------------------------

          October 29, 2005 and thereafter              .45:1"
          ---------------------------------------------------------------

     (b) For purposes of calculating compliance with the financial covenants in Sections 5.5(a) and (b) of the Credit Agreement for the Borrowers' fiscal quarters ending February 1, 2003, May 2, 2003, August 1, 2003 and October 31, 2003, such covenants shall be calculated after giving pro forma effect to the Bear Mountain Stock Sale and the application of the proceeds therefrom.

     Section 3. Waiver. The Lenders hereby waive any Default or Event of Default arising as a result of the failure by the Borrowers to satisfy Sections 5.5(a) and (b) of the Credit Agreement in effect prior to giving effect to this Third Amendment and Waiver for the four consecutive quarter period ending May 2, 2003 or any related failure to satisfy Section 6.3 of the Credit Agreement based on the Borrowers' financial and operating performance through May 2, 2003. This waiver is limited as specified and shall not, except as otherwise set forth in this Third Amendment and Waiver, constitute a modification, amendment or waiver of any other provision of the Credit Agreement, and shall not constitute a course of dealing between the parties.


     Section 4. Effectiveness; Conditions to Effectiveness. This Third Amendment and Waiver shall become effective upon execution and delivery hereof by the Borrowers, the Guarantor, the Agent and the Lenders.

     Section 5. Representations and Warranties; No Default. The Loan Parties confirm to the Lenders their representations and warranties set forth in Article 6 of the Credit Agreement (after giving effect to this Third Amendment and Waiver) (except as to transactions permitted under the Credit Agreement and described in a Compliance Certificate previously delivered to the Agent or in this Third Amendment and Waiver and except to the extent that any representation or warranty expressly relates to an earlier date) as of the date hereof, as if set forth herein in full. The Loan Parties certify that, after giving effect to this Third Amendment and Waiver, no Default exists under the Credit Agreement.

     Section 6. Miscellaneous. The Borrowers, jointly and severally, agree to pay on demand all of the Agent's reasonable expenses in preparing, executing and delivering this Third Amendment and Waiver, and all related instruments and documents, including, without limitation, the reasonable fees and out-of-pocket expenses of the Agent's special counsel, Goodwin Procter LLP. This Third Amendment and Waiver shall be a Lender Agreement and shall be governed by and construed and enforced under the laws of The Commonwealth of Massachusetts.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



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

     IN WITNESS WHEREOF, the Borrowers, the Guarantor, the Lenders and the Agent have caused this Third Amendment and Waiver to Amended and Restated Credit Agreement to be executed by their duly authorized officers as of the date first set forth above.



                                       BOOTH CREEK SKI HOLDINGS, INC.
                                       TRIMONT LAND COMPANY
                                       SIERRA-AT-TAHOE, INC.
                                       BOOTH CREEK SKI ACQUISITION CORP.
                                       WATERVILLE VALLEY SKI RESORTS, INC.
                                       MOUNT CRANMORE SKI RESORT, INC.
                                       SKI LIFTS, INC.
                                       LMRC HOLDING CORP.
                                       LOON MOUNTAIN RECREATION CORPORATION
                                       LOON REALTY CORP., as Borrowers



                                       By:      /s/ Brian J. Pope
                                             __________________________________
                                             Name:  Brian J. Pope
                                             Title: Vice President



                                       DRE, L.L.C., as Guarantor

                                       By:  Ski Lifts, Inc., its Manager



                                                By:    /s/ Brian J. Pope
                                                    ___________________________
                                                    Name:  Brian J. Pope
                                                    Title: Vice President



                                       FLEET NATIONAL BANK, as Agent



                                       By:      /s/ Thomas Engels
                                             __________________________________
                                             Name:  Thomas Engels
                                             Title: Senior Vice President



                                       FLEET NATIONAL BANK, as Lender

                                       By:      /s/ Thomas Engels
                                             __________________________________
                                             Name:  Thomas Engels
                                             Title: Senior Vice President



                                       U.S. BANK NATIONAL ASSOCIATION, as Lender



                                       By:      /s/ Hassan A. Salem
                                             __________________________________
                                             Name:  Hassan A. Salem
                                             Title: Vice President




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